EATON VANCE ATLANTA CAPITAL HORIZON GROWTH FUND

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy voting number found below
3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. LIVE with a live operator when you call toll-free (866) 416-0552 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER     12345678910

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE TODAY!

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 23, 2015

The undersigned holders(s) of beneficial interest of Eaton Vance Atlanta Capital Horizon Growth Fund (“Horizon Growth Fund”), hereby appoints MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD, and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of Horizon Growth Fund to be held at the principal office of Horizon Growth Fund, Two International Place, Boston, Massachusetts 02110, on October 23, 2015 at 2:00 p.m. (Eastern Time), and at any and all adjournments thereof, and to vote all shares of beneficial interest of Horizon Growth Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 23, 2015.  The Notice of Special Meeting of Shareholders and Proxy Statement is available at www.eatonvance.com

        [PROXY ID NUMBER HERE]

                                          [BAR CODE HERE]

                        [CUSIP HERE]

EATON VANCE ATLANTA CAPITAL HORIZON GROWTH FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the books of Horizon Growth Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

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SIGNATURE (AND TITLE IF APPLICABLE)

DATE

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SIGNATURE (IF HELD JOINTLY)

DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK.  Example:  ●

		FOR	AGAINST	ABSTAIN
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
1.

To approve the Agreement and Plan of Reorganization (the “Plan”) to exchange shares of the Eaton Vance Atlanta Capital Horizon Growth Fund (“Horizon Growth Fund”) for shares of Eaton Vance Atlanta Capital SMID-Cap Fund (“SMID-Cap Fund”). The Plan provides for the transfer of all of the assets and liabilities of the Class A shares, Class C shares and Class I shares of Horizon Growth Fund in exchange for the corresponding shares of SMID-Cap Fund and Class B shares of Horizon Growth Fund in exchange for Class A shares of SMID-Cap Fund, as described in the accompanying proxy statement/prospectus.

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2.	To consider and act upon any other matters that may properly come before the meeting and any adjourned or postponed session thereof.

MEETING ATTENDANCE:

Mark the circle to the right if you plan to attend the Special Meeting. If you plan to attend the Special Meeting in person, please be prepared to present photo identification and proof of share ownership.

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You can vote on the Internet, by telephone or by mail.  Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND.  REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE.  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

        [PROXY ID NUMBER HERE]

                                          [BAR CODE HERE]

                        [CUSIP HERE]